Background	9 Months Ended
Sep. 30, 2020
Background [Abstract]
Background

1. Background

Prelude Therapeutics Incorporated (the “Company”) was incorporated in Delaware on February 5, 2016 and is a clinical-stage precision oncology company focused on discovering and developing small molecule therapies optimized to target the key driver mechanisms in cancers with high unmet need. Since beginning operations, the Company has devoted substantially all its efforts to research and development, conducting preclinical and clinical studies, recruiting management and technical staff, administration, and raising capital.

In September 2020, the Company closed its initial public offering (“IPO”) in which the Company issued and sold 9,573,750 shares of its common stock at a public offering price of $19.00 per share for net proceeds of $166.6 million after deducting underwriting discounts, commissions and other offering expenses paid or to be paid. Subsequent to the closing of the IPO, there were no shares of convertible preferred stock outstanding. In connection with the closing of the IPO, the Company amended and restated its Fifth Amended and Restated Certificate of Incorporation to change the authorized capital stock to 500,000,000 shares designated as common stock (of which 12,850,259 shares are non-voting common stock) and 10,000,000 shares designated as preferred stock, all with a par value of $0.0001 per share.